Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2019 RESULTS

Houston, Texas

March 4, 2020

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide, today announced results for its fourth quarter and twelve months ended December 31, 2019.

As a result of the announced sale of its North Sea Standby Safety business on November 1, 2019, the Company classified its standby safety assets as held for sale as of the end of the third quarter 2019.  All of the results presented exclude the standby safety operations which are classified as discontinued operations.

Fourth quarter highlights include:

•

Average dayrates, excluding those for the CTV fleet, increased to $11,071 from $10,946 in the third quarter of 2019. This is the highest average dayrate the Company has realized for a quarter since the first quarter of 2016.

•	Increase in net cash provided by operating activities to $9.7 million from $0.9 million in the third quarter of 2019.

•	Completion of the sale of the North Sea Standby Safety business on December 2, 2019, which generated net proceeds of $27.4 million.

•	Completion of the sale of eight additional vessels during the fourth quarter for total aggregate net proceeds of $38.9 million of which $32.6 million was cash.

•

The fourth quarter results include one-time restructuring charges of $0.4 million resulting from the Company’s continuing cost reduction initiatives. During the fourth quarter of 2019, the Company implemented initiatives providing $2.9 million in annualized recurring administrative and general savings and maintained its target of projected annual savings of at least $8.0 million, of which it has already achieved $7.5 million. The Company anticipates that the initiatives will impact all of its reportable segments and expects the bulk of the initiatives to be completed by the second quarter of 2020.

Overall, total operating revenues for the fourth quarter were $49.1 million, operating loss was $10.5 million, and direct vessel profit (“DVP”)(1) was $23.1 million. This compares in the third quarter of 2019 to operating revenues of $54.7 million, operating loss of $3.4 million, and DVP of $27.5 million. The decrease in DVP in the fourth quarter is primarily due to lower fleet wide utilization from increased out of service days for repairs and maintenance, especially in the European wind farm support business. This decrease was partially offset by lower operating costs.

Chief Executive Officer John Gellert commented on SEACOR Marine's fourth quarter results:

“We ended 2019 with ample liquidity and continued improvement in our operating performance. During the fourth quarter, we completed two significant sale transactions that generated more than $50 million of cash and continued with our relentless efforts to adapt our fleet mix and overhead structure to the business cycle.

“Our operating metrics of average rates and utilization improved year on year, reflecting our efforts to hi-grade our fleet mix to meet customer demands. DVP for the fourth quarter was resilient, especially for a seasonally slower period of the year, and cash flows from operating activities remained positive for the third sequential quarter.

“DVP and cash flow numbers are net after expensing all drydocking and repair and maintenance costs. We do not capitalize any such expenses, unless they enhance the marketability of the vessel or are required for charter employment.

“Seven of the eight platform supply vessels (“PSVs”) in the SEACOSCO joint venture have now been delivered from China and mobilized to offshore markets worldwide. The delivery costs and mobilization charges have been expensed and reflected in equity earnings. The majority of these vessels are battery hybrid powered and continue to build our market leading track record of fuel-efficient operations with lower carbon emissions.

“We continue to closely monitor the impact of COVID-19 on the market. We have accelerated pandemic-related training drills across our fleet based upon the industry’s best practices and are ensuring active communication between our shore-based departments and seagoing mariners to best respond to challenges as they arise.”

For the fourth quarter of 2019, net loss attributable to SEACOR Marine’s continuing operations was $20.5 million ($0.74 loss per basic and diluted share) and operating loss was $10.5 million.  Net loss attributable to SEACOR Marine’s continuing operations for the fourth quarter of 2018 was $7.8 million ($0.34 loss per basic and diluted share) and operating loss was $11.3 million, which included $9.4 million of one-time miscellaneous revenues.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 8 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

 SEACOR Marine provides global marine and support transportation services to offshore oil and natural gas and windfarm facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

 Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact Connie Morinello at (346) 980-1700 or InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Operating Revenues	$49,070	$58,897	$201,492	$203,567
Costs and Expenses:
Operating	25,978	32,435	123,725	132,274
Administrative and general	11,928	10,629	44,726	46,454
Lease expense	3,570	3,410	16,158	13,239
Depreciation and amortization	15,412	15,901	64,012	68,841
	56,888	62,375	248,621	260,808
Loss on Asset Dispositions and Impairments, Net	(2,679)	(7,775)	(5,397)	(11,268)
Operating Loss	(10,497)	(11,253)	(52,526)	(68,509)
Other Income (Expense):
Interest income	$559	353	1,445	1,222
Interest expense	(7,397)	(7,327)	(30,056)	(27,404)
SEACOR Holdings guarantee fees	(21)	(5)	(108)	(29)
Loss on Debt Extinguishment	—	—	—	(638)
Derivative (gains) losses, net	(663)	12,651	71	2,854
Foreign currency losses, net	(1,037)	(430)	(1,661)	(1,397)
Other, net	(1)	(1)	(1)	677
	(8,560)	5,241	(30,310)	(24,715)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(19,057)	(6,012)	(82,836)	(93,224)
Income Tax Benefit	(2,306)	(50)	(7,912)	(13,354)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(16,751)	(5,962)	(74,924)	(79,870)
Equity in Losses of 50% or Less Owned Companies	(2,425)	(1,818)	(14,304)	(3,552)
Loss from Continuing Operations	(19,176)	(7,780)	(89,228)	(83,422)
(Loss) Income on Discontinued Operations, Net of Tax	(2,742)	(189)	(9,467)	1,370
Net Loss	(21,918)	(7,969)	(98,695)	(82,052)
Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries	(1,463)	(175)	(5,858)	(4,444)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(20,455)	$(7,794)	$(92,837)	$(77,608)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.74)	$(0.34)	$(3.55)	$(3.78)
Discontinued operations	$(0.12)	$(0.01)	$(0.40)	$0.07
	$(0.86)	$(0.35)	$(3.95)	$(3.71)

Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	23,831,920	22,512,886	23,513,065	20,926,307

SEACOR MARINE HOLDINGS INC. UNAUDITED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except statistics and per share data)

	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$11,071	$10,946	$10,387	$9,796	$10,373
Average Rates Per Day	$7,260	$6,981	$6,843	$7,109	$7,199
Fleet Utilization (excluding crew transfer)	62%	64%	59%	57%	56%
Fleet Utilization	68%	74%	69%	58%	60%
Fleet Available Days (excluding crew transfer)	5,542	6,048	6,491	6,496	6,578
Fleet Available Days	9,007	9,578	9,990	9,916	10,074
Operating Revenues:
Time charter	$44,465	$49,747	$47,270	$40,819	$43,358
Bareboat charter	834	1,765	1,389	1,143	1,168
Other marine services	3,771	3,188	4,153	2,948	14,371
	49,070	54,700	52,812	44,910	58,897
Costs and Expenses:
Operating:
Personnel	15,096	15,879	17,914	16,623	16,824
Repairs and maintenance	3,983	5,495	7,607	7,584	6,327
Drydocking	766	515	1,997	2,570	1,123
Insurance and loss reserves	1,663	1,198	1,763	1,414	1,877
Fuel, lubes and supplies	2,409	2,910	3,202	2,806	3,961
Other	2,061	1,214	2,887	4,169	2,323
	25,978	27,211	35,370	35,166	32,435
Direct Vessel Profit (1)	23,092	27,489	17,442	9,744	26,462
Other Costs and Expenses:
Lease expense	3,570	4,153	4,298	4,137	3,410
Administrative and general	11,928	11,462	10,524	10,812	10,629
Depreciation and amortization	15,412	16,091	16,412	16,097	15,901
	30,910	31,706	31,234	31,046	29,940
Gains (Losses) on Asset Dispositions and Impairments, Net	(2,679)	862	(3,848)	268	(7,775)
Operating Loss	(10,497)	(3,355)	(17,640)	(21,034)	(11,253)
Other Income (Expense):
Interest income	559	317	215	354	353
Interest expense	(7,397)	(7,362)	(7,633)	(7,664)	(7,327)
SEACOR Holdings guarantee fees	(21)	(26)	(32)	(29)	(5)
Derivative losses (gains), net	(663)	3,057	(1,398)	(925)	12,651
Foreign currency gains, net	(1,037)	(370)	(924)	670	(430)
Other, net	(1)	—	—	—	(1)
	(8,560)	(4,384)	(9,772)	(7,594)	5,241
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(19,057)	(7,739)	(27,412)	(28,628)	(6,012)
Income Tax Expense (Benefit)	(2,306)	1,277	(3,052)	(3,831)	(50)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(16,751)	(9,016)	(24,360)	(24,797)	(5,962)
Equity in Losses of 50% or Less Owned Companies	(2,425)	(1,325)	(7,078)	(3,476)	(1,818)
Loss from Continuing Operations	(19,176)	(10,341)	(31,438)	(28,273)	(7,780)
(Loss) Income from Discontinued Operations, Net of Tax	(2,742)	(7,899)	1,174	-	(189)
Net Loss	(21,918)	(18,240)	(30,264)	(28,273)	(7,969)
Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries	(1,463)	204	(1,875)	(2,724)	(175)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(20,455)	$(18,444)	$(28,389)	$(25,549)	$(7,794)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.74)	$(0.49)	$(1.31)	$(1.16)	$(0.34)
Discontinued operations	$(0.12)	$(0.29)	$0.10	$0.05	$(0.01)
	$(0.86)	$(0.78)	$(1.21)	$(1.11)	$(0.35)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,832	23,741	23,382	23,090	22,514
Common Shares and Warrants Outstanding at Period End	23,708	23,653	23,592	23,350	22,711

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$19,285	$17,851	$14,058	$10,588	$12,656
Fleet utilization	20%	26%	34%	28%	29%
Fleet available days	1,956	2,340	2,669	2,698	2,983
Out-of-service days for repairs, maintenance and drydockings	6	159	325	232	143
Out-of-service days for cold-stacked status	1,301	1,131	1,322	1,579	1,761
Operating Revenues:
Time charter	$7,408	$10,914	$12,628	$8,005	$10,968
Bareboat charter	732	597	233	—	—
Other marine services	516	838	1,320	1,132	8,709
	8,656	12,349	14,181	9,137	19,677
Direct Costs and Expenses:
Operating:
Personnel	3,432	4,353	5,203	4,503	5,227
Repairs and maintenance	782	1,508	2,515	2,778	1,128
Drydocking	252	547	1,801	1,994	147
Insurance and loss reserves	566	371	841	592	974
Fuel, lubes and supplies	407	739	1,107	683	1,055
Other	102	88	113	90	185
	5,541	7,606	11,580	10,640	8,716
Direct Vessel Profit (Loss) (1)	$3,115	$4,743	$2,601	$(1,503)	$10,961
Other Costs and Expenses:
Lease expense	$2,283	$2,758	$2,942	$2,911	$2,053
Depreciation and amortization	5,474	5,634	5,341	5,498	5,550

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$9,435	$9,316	$9,365	$9,461	$9,411
Fleet utilization	88%	91%	81%	87%	87%
Fleet available days	1,349	1,380	1,365	1,313	1,310
Out-of-service days for repairs, maintenance and drydockings	68	—	54	58	—
Operating Revenues:
Time charter	$11,249	$11,738	$10,400	$10,773	$10,730
Other marine services	1,216	129	753	(637)	4,247
	12,465	11,867	11,153	10,136	14,977
Direct Costs and Expenses:
Operating:
Personnel	3,230	3,308	3,428	3,867	3,665
Repairs and maintenance	1,242	1,323	952	1,184	873
Drydocking	253	(53)	(48)	338	(28)
Insurance and loss reserves	369	230	239	213	307
Fuel, lubes and supplies	817	961	939	754	1,176
Other	976	499	773	2,106	772
	6,887	6,268	6,283	8,462	6,765
Direct Vessel Profit (1)	$5,578	$5,599	$4,870	$1,674	$8,212
Other Costs and Expenses:
Lease expense	$757	$761	$787	$785	$1,059
Depreciation and amortization	2,608	2,681	2,759	2,356	2,341

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$8,843	$8,795	$8,182	$8,386	$8,856
Fleet utilization	82%	83%	79%	72%	70%
Fleet available days	1,901	2,020	2,026	2,061	2,009
Out-of-service days for repairs, maintenance and drydockings	15	129	73	95	178
Out-of-service days for cold-stacked status	153	184	115	90	92
Operating Revenues:
Time charter	$13,840	$14,798	$13,175	$12,499	$12,517
Other marine services	678	414	349	228	118
	14,518	15,212	13,524	12,727	12,635
Direct Costs and Expenses:
Operating:
Personnel	4,129	4,023	4,292	4,254	4,354
Repairs and maintenance	973	1,387	2,629	2,193	3,077
Drydocking	146	20	275	159	949
Insurance and loss reserves	408	333	381	327	389
Fuel, lubes and supplies	769	701	725	709	1,179
Other	635	567	793	1,100	984
	7,060	7,031	9,095	8,742	10,932
Direct Vessel Profit (1)	$7,458	$8,181	$4,429	$3,985	$1,703
Other Costs and Expenses:
Lease expense	$42	$43	$42	$46	$49
Depreciation and amortization	3,963	3,914	4,274	4,249	4,154

Latin America
Time Charter Statistics:
Average rates per day worked	$8,649	$6,867	$8,074	$12,900	$11,866
Fleet utilization	69%	71%	63%	71%	72%
Fleet available days	429	399	400	541	460
Out-of-service days for repairs, maintenance and drydockings	35	5	3	5	—
Out-of-service days for cold-stacked status	65	92	91	90	92
Operating Revenues:
Time charter	$2,541	$1,951	$2,046	$4,922	$3,934
Bareboat charter	102	1,168	1,156	1,143	1,168
Other marine services	261	221	273	635	183
	2,904	3,340	3,475	6,700	5,285
Direct Costs and Expenses:
Operating:
Personnel	1,081	846	976	1,556	1,142
Repairs and maintenance	234	298	481	335	362
Drydocking	114.0	—	(32)	79	14
Insurance and loss reserves	79	31	66	135	96
Fuel, lubes and supplies	127	187	314	428	384
Other	188	(87)	560	521	232
	1,823	1,275	2,365	3,054	2,230
Direct Vessel Profit (1)	$1,081	$2,065	$1,110	$3,646	$3,055
Other Costs and Expenses:
Lease expense	$9	$—	$—	$1	$1
Depreciation and amortization	1,037	1,573	1,659	1,936	1,888

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	3,505	3,146	2,972	2,339	2,293
Fleet utilization	80%	96%	86%	60%	69%
Fleet available days	3,373	3,439	3,530	3,303	3,312
Out-of-service days for repairs, maintenance and drydockings	107	3	159	53	47
Out-of-service days for cold-stacked status	0	92	91	90	92
Operating Revenues:
Time charter	$9,427	$10,346	$9,021	$4,620	$5,209
Other marine services	1,100	1,586	1,458	1,590	1,114
	10,527	11,932	10,479	6,210	6,323
Direct Costs and Expenses:
Operating:
Personnel	3,224	3,349	4,015	2,443	2,436
Repairs and maintenance	752	979	1,030	1,094	887
Drydocking	1	1	1	—	41
Insurance and loss reserves	241	233	236	147	111
Fuel, lubes and supplies	289	322	117	232	167
Other	160	147	648	352	150
	4,667	5,031	6,047	4,268	3,792
Direct Vessel Profit for Continuing Operations (1)	$5,860	$6,901	$4,432	$1,942	$2,531
Other Costs and Expenses:
Lease expense	$479	$609	$546	$405	$267
Depreciation and amortization	2,330	2,289	2,379	2,058	1,968

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,095	$7,790	$7,597	$8,502	$8,506
Fleet utilization	48%	53%	49%	38%	26%
Fleet available days	705	736	910	900	1,012
Out-of-service days for repairs, maintenance and drydockings	33	10	31	34	12
Out-of-service days for cold-stacked status	337	332	437	521	644
Operating Revenues:
Time charter	$2,714	$3,059	$3,360	$2,875	$2,248
Other marine services	1,076	365	869	(658)	2,426
	3,790	3,424	4,229	2,217	4,674
Direct Costs and Expenses:
Operating:
Personnel	1,212	1,418	2,001	1,390	1,279
Repairs and maintenance	330	524	632	630	386
Drydocking	-	8	96	75	(70)
Insurance and loss reserves	208	179	266	122	219
Fuel, lubes and supplies	145	252	262	62	467
Other	366	404	411	592	568
	2,261	2,785	3,668	2,871	2,849
Direct Vessel Profit (Loss) (1)	$1,529	$639	$561	$(654)	$1,825
Other Costs and Expenses:
Lease expense	$872	$1,357	$1,527	$1,539	$1,847
Depreciation and amortization	522	568	575	575	679

Fast support
Time Charter Statistics:
Average rates per day worked	$8,257	$8,133	$7,624	$7,609	$7,749
Fleet utilization	78%	78%	71%	68%	67%
Fleet available days	2,935	3,156	3,275	3,295	3,187
Out-of-service days for repairs, maintenance and drydockings	82	81	134	72	151
Out-of-service days for cold-stacked status	341	459	545	622	659
Operating Revenues:
Time charter	$18,877	$20,079	$17,709	$17,083	$16,453
Bareboat charter	732	597	233	—	—
Other marine services	(40)	(200)	(179)	(251)	(952)
	19,569	20,476	17,763	16,832	15,501
Direct Costs and Expenses:
Operating:
Personnel	5,071	5,486	5,796	5,511	5,328
Repairs and maintenance	1,873	2,204	2,682	2,337	2,595
Drydocking	357	(27)	136	350	1
Insurance and loss reserves	541	347	385	326	534
Fuel, lubes and supplies	1,098	1,395	1,602	1,102	1,368
Other	1,346	959	1,713	2,464	1,062
	10,286	10,364	12,314	12,090	10,888
Direct Vessel Profit (1)	$9,283	$10,112	$5,449	$4,742	$4,613
Other Costs and Expenses:
Lease expense	$352	$351	$352	$352	$341
Depreciation and amortization	5,447	5,646	5,929	5,944	5,525

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Supply
Time Charter Statistics:
Average rates per day worked	$7,179	$6,755	$6,906	$7,001	$7,050
Fleet utilization	87%	96%	53%	62%	81%
Fleet available days	338	398	486	501	460
Out-of-service days for repairs, maintenance and drydockings	—	—	118	60	27
Operating Revenues:
Time charter	$2,114	$2,589	$1,787	$2,182	$2,631
Bareboat charter	102	1,168	1,156	1,143	1,168
Other marine services	582	863	799	781	619
	2,798	4,620	3,742	4,106	4,418
Direct Costs and Expenses:
Operating:
Personnel	1,369	1,266	1,617	1,678	1,487
Repairs and maintenance	159	276	1,085	619	403
Drydocking	142	1	82	162	1,023
Insurance and loss reserves	65	66	78	105	130
Fuel, lubes and supplies	377	205	98	399	445
Other	314	57	842	1,144	762
	2,426	1,871	3,802	4,107	4,250
Direct Vessel Profit (Loss) (1)	$372	$2,749	$(60)	$(1)	$168
Other Costs and Expenses:
Lease expense	$381	$517	$433	$318	$178
Depreciation and amortization	823	1,167	1,223	1,036	966

Specialty
Time Charter Statistics:
Fleet available days	92	92	91	90	92
Out-of-service days for cold-stacked status	92	92	91	90	92
Operating Revenues:
Other marine services	$—	$—	$—	$—	$337

Direct Costs and Expenses:
Operating:
Personnel	6	13	23	65	64
Repairs and maintenance	5	1	3	4	12
Insurance and loss reserves	9	18	20	8	9
Fuel, lubes and supplies	-	2	(24)	31	33
Other	64	75	77	95	70
	84	109	99	203	188
Direct Vessel Profit (Loss) (1)	$(84)	$(109)	$(99)	$(203)	$149
Other Costs and Expenses:
Operating:
Depreciation and amortization	128	128	127	128	282

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Liftboats
Time Charter Statistics:
Average rates per day worked	$27,453	$26,172	$20,993	$17,750	$18,497
Fleet utilization	36%	39%	47%	46%	49%
Fleet available days	1,472	1,665	1,729	1,710	1,827
Out-of-service days for repairs, maintenance and drydockings	6	153	292	224	132
Out-of-service days for cold-stacked status	657	432	455	526	550
Operating Revenues:
Time charter	$14,375	$16,830	$16,932	$13,877	$16,631
Other marine services	732	795	1,481	2,080	1,926
	15,107	17,625	18,413	15,957	18,557
Direct Costs and Expenses:
Operating:
Personnel	4,588	4,824	5,360	5,097	5,546
Repairs and maintenance	776	1,656	2,189	2,828	1,971
Drydocking	267	532	1,683	1,983	167
Insurance and loss reserves	711	484	921	884	872
Fuel, lubes and supplies	550	899	1,076	1,005	1,485
Other	338	221	251	444	667
	7,230	8,616	11,480	12,241	10,708
Direct Vessel Profit (1)	$7,877	$9,009	$6,933	$3,716	$7,849
Other Costs and Expenses:
Lease expense	$1,497	$1,498	$1,497	$1,498	$638
Depreciation and amortization	6,136	6,247	6,055	6,053	6,098

Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,378	$2,220	$2,431	$2,325	$2,283
Fleet utilization	77%	92%	88%	60%	68%
Fleet available days	3,465	3,531	3,499	3,420	3,496
Out-of-service days for repairs, maintenance and drydockings	111	52	39	53	47
Out-of-service days for cold-stacked status	92	184	91	90	92
Operating Revenues:
Time charter	$6,385	$7,190	$7,482	$4,802	$5,395
Other marine services	389	577	499	322	460
	6,774	7,767	7,981	5,124	5,855
Direct Costs and Expenses:
Operating:
Personnel	2,435	2,432	2,665	2,309	2,274
Repairs and maintenance	693	775	933	1,096	814
Drydocking	—	—	—	—	2
Insurance and loss reserves	124	113	93	104	94
Fuel, lubes and supplies	220	152	167	189	145
Other	75	96	113	113	165
	3,547	3,568	3,971	3,811	3,494
Direct Vessel Profit (1)	$3,227	$4,199	$4,010	$1,313	$2,361
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$—
Depreciation and amortization	1,837	1,819	1,920	2,031	2,155

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Other Activity
Operating Revenues:
Other marine services	$1,032	$788	$684	$674	$9,555
	1,032	788	684	674	9,555
Direct Costs and Expenses:
Operating:
Personnel	415	440	452	573	846
Repairs and maintenance	147	59	83	70	146
Insurance and loss reserves	5	(9)	—	(135)	19
Fuel, lubes and supplies	19	5	21	18	18
Other	(442)	(598)	(520)	(683)	(971)
	144	(102)	36	(157)	58
Direct Vessel Profit (1)	$888	$890	$648	$831	$9,497
Other Costs and Expenses:
Lease expense	$468	$448	$508	$224	$425
Depreciation and amortization	519	516	583	330	196

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (NON-GAAP PRESENTATION) (in thousands)

	Three Months Ended
	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Cash Flows from Continuing Operating Activities:
DVP (1)	23,092	27,489	17,442	9,744	26,462
Operating, leased-in equipment (excluding amortization of deferred gains)	(4,648)	(4,963)	(4,886)	(4,842)	(5,437)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(10,773)	(9,160)	(9,696)	(10,455)	(10,697)
SEACOR Holdings management and guarantee fees	(21)	(26)	(32)	(29)	(5)
Dividends received from 50% or less owned companies	800	873	—	400	(4)
Other, net (excluding non-cash losses)	(2)	—	—	—	400
	8,448	14,213	2,828	(5,182)	10,719
Changes in operating assets and liabilities before interest and income taxes	7,758	(7,236)	4,921	2,924	(11,395)
Director share awards	—	—	894	—	—
Restricted stock vested	(55)	(240)	—	(282)	(5)
Cash settlements on derivative transactions, net	(190)	(546)	275	(75)	1,420
Interest paid, excluding capitalized interest (1)	(6,255)	(5,633)	(5,971)	(4,593)	(6,668)
Interest received	560	316	215	354	353
Income taxes refunded, net	—	—	—	1,999	(304)
Net cash provided by (used in) operating activities	10,266	874	3,162	(4,855)	(5,880)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(5,890)	(9,547)	(19,386)	(20,633)	(14,115)
Proceeds from disposition of property and equipment	36,418	10,119	9,268	378	17,383
Proceeds from the sale of ERRV fleet	27,390	—	—	—	—
Cash Impact of sale of ERRV fleet	(5,140)	—	—	—	—
Net change in construction reserve fund	5,268	1,951	7,997	(48)	7,535
Net investing activities in property and equipment	58,046	2,523	(2,121)	(20,303)	10,803
Investments in and advances to 50% or less owned companies	(6,062)	(8,686)	(718)	(1,951)	(13,472)
Capital distributions from equity investees	48	413	—	—	9,800
Net investing activities in third party notes receivable	—	—	—	—	17
Principal payments on notes due from equity investees	—	22	—	—	—
Net cash (used in) provided by investing activities	52,032	(5,728)	(2,839)	(22,254)	7,148
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(3,899)	(11,976)	(3,738)	(4,361)	(11,352)
Proceeds from issuance of long-term debt, net of issue costs	—	—	—	—	(336)
Purchase of subsidiary shares from noncontrolling interests	—	—	—	(3,392)	—
Proceeds from exercise of stock options and Warrants	340	973	3	108	20
Net cash (used in) provided by financing activities	(3,559)	(11,003)	(3,735)	(7,645)	(11,668)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(19,238)	(472)	1,195	873	4,331
Net Change in Cash, Cash Equivalents and Restricted Cash	40,967	12,356	8,358	(9,165)	16,750
Cash Flows from Discontinued Operations
Operating Activities	4,297	(446)	(747)	2,888	2,976
Investing Activities	(4,462)	(116)	(615)	(376)	(9)
Effects of FX Rate Changes on Cash and Cash Equivalents	3,322	268	(1,504)	612	(4,565)
Net Decrease in Cash and Cash Equivalents from Discontinued Operations:	3,157	(294)	(2,866)	3,124	(1,598)
Net Change in Cash, Cash Equivalents and Restricted Cash	42,658	(16,623)	(5,083)	(30,757)	(7,667)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	44,389	61,012	66,095	96,852	104,519
Cash, Restricted Cash and Cash Equivalents, End of Period	$87,047	$44,389	$61,012	$66,095	$96,852

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands)

	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
ASSETS
Current Assets:
Cash and cash equivalents	$83,943	$38,155	$55,763	$57,158	$91,597
Restricted cash	3,104	4,016	2,240	2,240	1,657
Receivables:
Trade, net of allowance for doubtful accounts	49,128	58,954	60,711	61,586	55,048
Other	18,531	6,835	9,682	7,998	11,292
Inventories	1,228	1,408	1,660	2,779	1,977
Prepaid expenses and other	2,612	3,146	3,710	4,266	2,239
Discontinued operations	—	13,127	13,891	15,782	15,222
Total current assets	158,546	125,641	147,657	151,809	179,032
Property and Equipment:
Historical cost	976,978	1,063,290	1,099,221	1,168,104	1,116,583
Accumulated depreciation	(358,962)	(400,628)	(425,881)	(478,239)	(461,399)
	618,016	662,662	673,340	689,865	655,184
Construction in progress	74,344	70,275	67,063	62,750	88,918
Net property and equipment	692,360	732,937	740,403	752,615	744,102
Right-of-Use Asset - Operating Leases	17,313	18,774	27,390	30,503	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	124,680	118,222	112,418	119,520	121,773
Construction Reserve Funds	12,893	18,161	20,112	28,109	28,061
Other Assets	3,401	3,422	3,627	3,603	3,690
Discontinued operations	—	23,349	25,092	26,193	26,280
	$1,009,193	$1,040,506	$1,076,699	$1,112,352	$1,102,938
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$15,099	$15,182	$16,552	$17,918	—
Current portion of long-term debt	17,802	23,446	20,651	17,426	16,812
Accounts payable and accrued expenses	25,691	26,507	31,504	24,970	18,089
Due to SEACOR Holdings	74	77	74	535	452
Other current liabilities	36,151	42,372	47,185	45,967	45,738
Discontinued operations	—	3,813	3,813	3,893	2,526
Total current liabilities	94,817	111,397	119,779	110,709	83,617
Long-Term Operating Lease Liabilities	9,822	12,878	16,775	19,851	—
Long-Term Debt	380,251	375,772	379,075	384,344	387,854
Conversion Option Liability on Convertible Senior Notes	5,205	4,543	7,599	6,201	5,276
Deferred Income Taxes	33,905	36,921	37,066	41,834	44,685
Deferred Gains and Other Liabilities	6,269	4,848	5,165	7,290	26,571
Total liabilities	530,269	546,359	565,459	570,229	548,003
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	219	219	218	211	204
Additional paid-in capital	429,318	427,823	424,549	422,830	415,372
Retained earnings	27,076	64,929	83,312	111,701	126,834
Shares held in treasury	(669)	(614)	(374)	(373)	(91)
Accumulated other comprehensive loss, net of tax	1,548	(21,105)	(19,156)	(16,812)	(16,788)
	457,492	471,252	488,549	517,557	525,531
Noncontrolling interests in subsidiaries	21,432	22,895	22,691	24,566	29,404
Total equity	478,924	494,147	511,240	542,123	554,935
	$1,009,193	$1,040,506	$1,076,699	$1,112,352	$1,102,938

SEACOR MARINE HOLDINGS INC. UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total (2)
December 31, 2019
AHTS	4	—	4	—	8
FSV	30	5	1	1	37
Supply	4	34	—	2	40
Specialty	1	3	—	1	5
Liftboats	14	—	2	—	16
Crew transfer	38	5	—	—	43
	91	47	7	4	149
December 31, 2018
AHTS	8	—	4	—	12
FSV	32	5	1	3	41
Supply	7	30	—	2	39
Specialty	1	4	—	2	7
Liftboats	17	—	2	—	19
Crew transfer	38	4	—	—	42
Discontinued Operations	18	1	—	—	19
	121	44	7	7	179

______________________

(2)	Excludes four owned vessels that have been retired and removed from service.